UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2020

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Item 8.01	Other Events

Due to circumstances related to the coronavirus pandemic (“COVID-19”), the Company is filing this Current Report on Form 8-K to avail itself of the Securities and Exchange Commission’s Order under Section 36 of the Exchange Act Modifying Exemptions From The Reporting and Proxy Delivery Requirements for Public Companies, dated March 25, 2020 (Release No. 34-88465) (the “Order”), to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (“Form 10-Q”). In reliance upon the Order, the Company expects to file its Form 10-Q on or before June 25, 2020 (which is 45 days from the Form 10-Q’s original filing deadline of May 11, 2020).

Because of the impact of, and measures taken to limit the spread of, COVID-19, the Company has experienced disruptions in its routine financial operations. The Company has followed the recommendations of government and health authorities to minimize exposure risk for its employees, including by having employees work modified hours or remotely since on or about March 19, 2020, which, along with similar measures taken by the Company’s outside advisors, has slowed the Company’s routine quarterly financial statement close and review processes. For example, limited access to the Company’s facilities, financial records, and personnel has resulted in slower collection of data, including with respect to estimates of contract performance, reviews of assumptions, and routine inventory count tests, and inefficiencies in providing information to the Company’s independent registered public accountants. These and other factors have caused a delay in the Company’s ability to prepare and analyze its financial statements for inclusion in the Form 10-Q.

The Company is supplementing its risk factors described in Item 1A of the 2018 Form 10-K as follows.

The impact of the coronavirus (COVID-19) pandemic on our operations, supply chain, and customers could have a material adverse effect on our business, financial position, results of operations and/or cash flows.

It is possible that the continued spread of COVID-19 could cause disruption in our supply chain or significantly increase the costs required to meet our contractual commitments, cause delay, or limit the ability of, the U.S. Government and other customers to perform, including in making timely payments to us, negotiating contracts, performing quality inspections, accepting delivery of finished products, and cause other unpredictable events. There may be changes in our customers’ priorities and practices, as our customers confront competing budget priorities and more limited resources. These changes may impact current and future programs, procurements, and funding decisions, which in turn could impact our results of operations.

The COVID-19 pandemic could also impact our liquidity. Slower production schedules, potential inability of our customers to make timely payments to us, and similar factors could impact our cash flows. A period of generating lower cash from operations could adversely affect our financial position. We are currently considering a range of options, including progress payments from our customers and longer payment terms to our suppliers, however, we may not be successful in these efforts. The extent to which COVID-19 impacts our cash flow will determine whether we need to obtain additional funding, which could be difficult to obtain. Due to uncertainty related to COVID-19 and its impact on us and the aerospace industry, and the volatility in the capital markets in general, access to financing may be reduced and we may have difficulty obtaining financing on terms acceptable to us or at all.

The extent to which COVID-19 affects our operations will depend on future developments, which are highly uncertain, including the duration of the outbreak, new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or address its impact, among others. For instance, although the Company has been classified as an “essential business” by New York State and is exempt from the state's mandate that all non-essential New York businesses close, the Company’s accounting staff and outside advisors have been working modified hours and remotely due to social distancing protocols and concern over their safety and the safety of others since on or about March 19, 2019. Access to records, the inability to perform tasks efficiently, and IT connectivity issues, along with similar measures taken by the Company’s outside advisors, are hindering timely preparation of our financial statements. Additionally, even though our facility remains open, we may experience additional operating costs due to social distancing, securing personal protective equipment, and sanitizing workspaces, worker absences, and lower productivity. If our workforce is unable to work effectively, including because of illness, quarantines, government actions, facility closure or other restrictions in connection with the COVID-19 pandemic, our operations will likely be impacted. We may be unable to perform fully on our contracts and our costs may increase as a result of the COVID-19 outbreak. These cost increases may not be fully recoverable or adequately covered by insurance. In addition, the impact on our accounting staff and outside advisors may hamper our efforts to comply with our filing obligations with the Securities and Exchange Commission.

2

We continue to monitor the situation, to assess further possible implications to our business, supply chain and customers, and to take actions in an effort to mitigate adverse consequences. We cannot at this time predict the impact of the COVID-19 pandemic, but it could have a material adverse effect on our business, financial position, results of operations and/or cash flows.

Forward-looking Statements:

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form8-K, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the Company’s ability to complete the financial statements required to be included in its Form 10-Q; adverse effects on the Company’s business related to the disclosures made in this Form 8-K or the reactions of customers or suppliers; volatility of the Company’s stock price; and the extent of the impact of COVID-19 on the Company’s operations. Additional risks are included in the 2018 Form 10-K. Because the risks, assumptions, and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, readers are cautioned not to place undue reliance on any such forward-looking statements, each of which speaks only as of the date made. The Company has no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2020	CPI AEROSTRUCTURES, INC.

	By:	/s/ Douglas McCrosson
Douglas McCrosson
Chief Executive Officer

4